UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2025
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OP BANCORP
(Exact name of registrant as specified in its charter)
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California	001-38437	81-3114676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wilshire Blvd., Suite 500, Los Angeles, CA		90017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 892-9999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	OPBK	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.    Entry into a Material Definitive Agreement

On November 7, 2025, OP Bancorp (the “Company”), the parent company of Open Bank (the “Bank”), completed a private placement of $25 million principal amount of fixed-to-floating rate subordinated note due 2035 (the “Note”) pursuant to a subordinated note purchase agreement in a private placement (the “Agreement”). The Note was issued in a private placement without registration under the Securities Act of 1933, as amended (the “Securities Act”), relying on exemptions under Section 4(a)(2) of the Securities Act.

The Note will mature on November 15, 2035. From the original issue date to, but excluding, November 15, 2030, the Note will bear interest at a fixed rate of 7.50% per annum and payable semi-annually in arrears on May 15 and November 15 of each year, beginning May 15, 2026. Thereafter, until maturity or earlier redemption, the Note will bear interest at a floating rate, reset quarterly, equal to the three-month term Secured Overnight Financing Rate (“SOFR”) plus 411 basis points and payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year. The Company may, at its option, redeem the Note, in whole or part, at any time after the fifth anniversary of issuance, subject to any required regulatory approvals. The Note was designed to qualify as Tier 2 capital under applicable capital adequacy regulations. The Company intends to use the net proceeds for general corporate purposes, including, without limitation, strengthening the regulatory capital of the Bank and supporting its growth.

The information presented in this Item 1.01 represents a summary of the Note and the Agreement, and does not contain all terms a reader might consider material. Accordingly, readers are invited to review in their entirety the form of Note attached hereto as Exhibit 4.1 and the Agreement attached hereto Exhibit 10.1, each of which is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On November 7, 2025, the Company issued a press release regarding the sale of the Note, a copy of which is furnished as Exhibit 99.1 to this report.

The information contained in this Item and Exhibit 99.1 of this report shall be deemed furnished and not filed for purpose of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of the Exchange Act. It may only be incorporated by reference in another report under the Exchange Act or any registration statement or other document filed under the Securities Act only if and to the extent such subsequent filing specifically references the information to be incorporated therein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
4.1	Form of 7.50% Fixed-to-Floating Rate Subordinated Note due 2035, dated as November 7, 2025
10.1	Form of Subordinated Note Purchase Agreement, dated as of November 7, 2025
99.1	Press Release of OP Bancorp, dated November 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OP Bancorp

Date: November 7, 2025	By:	/s/ Jaehyun Park
Jaehyun Park
Executive Vice President and Chief Financial Officer
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